Exhibit 32.1




                         CERTIFICATION PURSUANT TO
                TITLE 18, UNITED STATES CODE, SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report of Ohio Casualty Corporation (the "Company") on Form 10-Q for the fiscal period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dan R. Carmichael, Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.






                              Dan R. Carmichael
                              President and Chief Executive Officer
                              October 25, 2005